Income Tax Expense	12 Months Ended
Mar. 31, 2022
Disclosure Of Income Tax Text Block Abstract
Income tax expense
20	Income tax expense

The Company is formed in Cayman Islands and is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax is imposed.

The Company’s subsidiary formed in British Virgin Island is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no British Virgin Island withholding tax is imposed.

The Company’s subsidiary formed in Hong Kong is subject to the profits tax rate at 16.5% for income generated and operation in the special administrative region.

The Company’s subsidiaries incorporated in the PRC are subject to profits tax rate at 25% for income generated and operation in the country.

	2022	2021	2020
	US$	US$	US$
		(Restated)	(Restated)
Tax recognised in profit or loss
Current tax expense
Current year	8,061	—	27,413

Reconciliation of effective tax rate
Loss before income tax	(8,356,886)	(5,210,719)	(1,459,093)
Tax calculated at domestic tax rates applicable to profits in PRC (2022, 2021, and 2020: 25%)	(2,089,222)	(1,302,680)	(364,773)
Effect of tax rates in foreign jurisdiction	1,208,859	577,052	99,425
Tax effect of tax loss not recognized	888,424	725,628	292,761
Income tax expense	8,061	—	27,413

The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The Company’s subsidiaries incorporated in the PRC has unused net operating losses available for carry forward to future years for PRC income tax reporting purposes up to five years. No deferred tax asset has been recognized in respect of these tax losses due to the unpredictability of future profit streams.